CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-2

DERIVED INFORMATION   2/28/03

$190,000,000

Group 1 Senior Bonds Offered

(Approximate)

$550,000,050

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2003-2

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-2

$190,000,000 (Approximate)

Home Equity Pass-Through Certificates, Series 2003-2

Pricing Information

Offered Certificates (1):

Class	Approximate Certificate Balance ($)	Loan Group	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (S&P/Moody’s/Fitch)
A-1	190,000,000	I	Senior/Adj/Wrap	LIBOR + [ ]%	[2.8]	AAA/Aaa/AAA
Total	190,000,000

Non-offered Offered Certificates (1):

Class	Approximate Certificate Balance ($)	Loan Group	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (S&P/Moody’s/Fitch)
A-2	272,000,000	II	Senior/Adj	LIBOR + [ ]%	[2.9]	AAA/Aaa/AAA
A-IO	Notional (4)	I & II	Variable IO	(5)	N/A	AAA/Aaa/AAA
M-1	33,000,000	I & II	Mezzanine/Adj	LIBOR + [ ]%	[5.3]	AA/Aa2/AA
M-2	19,250,000	I & II	Mezzanine/Adj	LIBOR + [ ]%	[5.3]	A+/A1/A+
M-3	6,875,000	I & II	Mezzanine/Adj	LIBOR + [ ]%	[5.3]	A/A2/A
B-1	16,500,000	I & II	Subordinate/Adj	LIBOR + [ ]%	[5.3]	BBB+/Baa1/BBB+
B-2	6,875,000	I & II	Subordinate/Adj	LIBOR + [ ]%	[5.2]	BBB/Baa2/BBB
B-3	5,500,000	I & II	Subordinate/Adj/Turbo	LIBOR + [ ]%	[0.9]	BBB-/Baa3/BBB-
R (3)	50	II	Residual	LIBOR + [ ]%	N/A	AAA/---/AAA
X	0	I & II	Subordinate	N/A	N/A	N/A

(1)

The fixed rate collateral ramp assumes 4% CPR increasing to 20% CPR in month 12 and the adjustable rate collateral ramp assumes 6% CPR increasing to 28% CPR in month 18.  Bonds are priced to call.

(2)

The coupons are capped by the applicable Net Funds Cap as described herein.

(3)

Non-economic residual with the tax liabilities of the REMIC.

(4)

Notional amount is equal to (a) 55.00% of the sum of the Class A-1 and Class A-2 Certificates (“Class A Certificates”) balances until the 24th Distribution Date and (b) zero on the 25th Distribution Date and thereafter.

(5)

8.00% less one-month LIBOR, subject to the applicable Net Funds Cap as described herein.

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           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-2

SUMMARY TERMS

Underwriter:	Credit Suisse First Boston Corp. (sole manager).
Depositor:	Credit Suisse First Boston Mortgage Securities Corp.
Servicer:	[100]% by Fairbanks Capital Corp.
Special Servicer:	Fairbanks Capital Corp.
Trustee:	TBD
Bond Insurer:	TBD
Cut-off Date:	On or about March 1, 2003 for the initial Mortgage Loans.
Investor Settlement:	On or about [March 28, 2003], Closing Date [March 27, 2003]
Distribution Dates:	25th day of each month (or the next succeeding business day), beginning in April 2003.
Accrual Period:

For any class of certificates and any Distribution Date, the period commencing on the immediately preceding Distribution Date (or, in the case of the first Accrual Period, with respect to the Certificates (other than the Class A-IO Certificates), the closing date, and with respect to the Class A-IO Certificates, March 25, 2003) and ending on the day immediately preceding the related Distribution Date.

Delay Days:	0 days.
Pricing Prepayment Speed:

With respect to the fixed rate Mortgage Loans, 100% of the prepayment assumption (the “Fixed PPC”) describes prepayments starting at 4% CPR in month 1, increasing by approximately 1.4545% CPR per month to 20% CPR in month 12, and remaining at 20% CPR thereafter.

With respect to the adjustable rate Mortgage Loans, 100% of the prepayment assumption (the “ARM PPC”) describes prepayments starting at 6% CPR in month 1, increasing by approximately 1.2941% CPR per month to 28% CPR in month 18, and remaining at 28% CPR thereafter.

Certificate Ratings:

The Class A Certificates, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates are expected to be rated by S&P, Moody’s, and Fitch.

Class A:

  AAA/Aaa/AAA

Class M-1:

  AA/Aa2/AA

Class M-2:

  A+/A1/A+

Class M-3:

  A/A2/A

Class B-1:

  BBB+/Baa1/BBB+

Class B-2:

  BBB/Baa2/BBB

Class B-3:

  BBB-/Baa3/BBB-

Optional Call:	The transaction will have a 10% optional call.
Prefunding Amount:	Approximately 10% – 15%
Capitalized Interest Acct:	TBD
Offered Certificates:	The Class A-2, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates
ERISA Eligibility:

Subject to the considerations and conditions described in the Prospectus and Prospectus Supplement.  It is expected that the Class A-1, Class A-2, Class A-IO, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 may be purchased by employee benefit plans that are subject to ERISA.

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SMMEA Treatment:	None of the classes will constitute “mortgage related securities” for purposes of SMMEA.
Taxation:	REMIC.
Maximum Pool Balance:	The aggregate of the initial principal balance of the Mortgage Loans plus the Prefunding Amount.
Margin Step-up:

If the optional clean-up call is not exercised, the Certificate margin, except for the Class A-IO Certificates, will be increased by (1) the initial pass-through margin for the Class A certificates; and (2) by the lesser of (x) 50 basis points and (y) one-half the initial pass-through margin with respect to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3.

Expense Fee Rate:	The per annum rate at which the servicing, trustee, if any, loss mitigation advisor and mortgage insurer (as applicable) fees accrue.
Pass-through Rate:

The pass-through rate for each Class of Certificates (other than the Class A-IO Certificates) for each distribution date is a per annum rate equal to the lesser of (i) the sum of the one-month LIBOR for that distribution date plus the related certificate margin and (ii) the applicable Net Funds Cap. The pass-through rate for the Class A-IO Certificates for each distribution date is a per annum rate equal to the lesser of (i) the excess, if any, of 8.00% over one-month LIBOR for that distribution date and (ii) the Class A-IO Net Funds Cap.

Group 1 Excess Interest Amount:

For any Distribution Date, the product of (a) the amount of Monthly Excess Interest required to be distributed on that Distribution Date pursuant to subclause (2)(A) of the Monthly Excess Cashflow waterfall and (b) a fraction, the numerator of which is the Principal Remittance Amount derived from Loan Group 1 and the denominator of which is the Principal Remittance Amount, in each case for that Distribution Date.

Class A-1 Net Funds Cap:

For any distribution date and the Class A-1 Certificates, will be a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for loan group 1 on such date and (2) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of loan group 1 for the immediately preceding distribution date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Class A-2 Net Funds Cap:

For any distribution date and the Class A-2 Certificates, will be a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for loan group 2 on such date and (2) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of loan group 2 for the immediately preceding distribution date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

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HOME EQUITY ASSET TRUST 2003-2

Class A-IO Net Funds Cap:

For any distribution date and the Class A-IO Certificates, will be a per annum rate equal to the quotient of (aa) the weighted average of (1)(A) the Class A-1 Net Funds Cap (without adjustment for the actual number of days in the Accrual Period) less (B) the rate obtained by multiplying (i) 12 and (ii) the percentage obtained by dividing the Current Interest due the Class A-1 Certificates on that distribution date by the Class Principal Balance of the Class A-1 Certificates immediately prior to that distribution date; and (2)(X) the Class A-2 Net Funds Cap (without adjustment for the actual number of days in the Accrual Period) less (Y) the rate obtained by multiplying (i) 12 and (ii) the percentage obtained by dividing the sum of the Current Interest due the Class A-2 Certificates on that distribution date by the aggregate Class Principal Balance of the Class A-2 Certificates immediately prior to that distribution date; weighted according to the respective Class Principal Balances of (I) the Class A-1 Certificates and (II) the Class A-2 Certificates, respectively and (bb) 55.00%.

Subordinate Net Funds Cap:

For any distribution date and the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, a per annum rate equal to a weighted average of (i) the Class A-1 Net Funds Cap and (ii) the Class A-2 Net Funds Cap for such Distribution Date; weighted on the basis of the Subordinate Group 1 Balance and Subordinate Group 2 Balance.

Subordinate Group 1 Balance:

For any distribution date will be the aggregate of the Stated Principal Balances of the group 1 mortgage loans as of the last day of the related collection period, plus amounts on deposit in the prefunding account  for such date related to loan group 1, less the Class Principal Balance of the Class A-1 Certificates.

Subordinate Group 2 Balance:

For any distribution date will be the aggregate of the Stated Principal Balances of the group 2 mortgage loans as of the last day of the related collection period, plus amounts on deposit in the prefunding account  for such date related to loan group 2,  less the Class Principal Balance of the Class A-2 Certificates.

Basis Risk Carry Forward Amount:

If on any Distribution Date, the Pass-Through Rate for a Class of Offered Certificates is based on the related Net Funds Cap, the excess of (i) the amount of interest such Class would have been entitled to receive on such Distribution Date had the applicable Pass-Through Rate not been subject to the related Net Funds Cap, up to the related Maximum Interest Rate, over (ii) the amount of interest such Class of Certificates received on such Distribution Date based on the Net Funds Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and accrued interest thereon at the then applicable Pass-Through Rate, without giving effect to the Net Funds Cap) is the “Basis Risk Carry Forward Amount” on such Class of Certificates.  The ratings on each Class of Certificates do not address the likelihood of the payment of any Basis Risk Carry Forward Amount.

Maximum Interest Rate:

For the Class A-1, Class A-2 and Class R Certificates and any distribution date, an annual rate equal to (a) the weighted average of (i) the weighted average maximum mortgage rate minus the weighted average Expense Fee rate of the adjustable-rate mortgage loans in the related loan group and (ii) the weighted average Net Mortgage Rate of the fixed-rate mortgage loans in the related loan group, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period. For the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates and any distribution date, an annual rate equal to (a) the weighted average of (x) the weighted average maximum mortgage rate minus the weighted average Expense Fee rate of the adjustable-rate mortgage loans in both loan groups and the (y) weighted average Net Mortgage Rate of the fixed-rate mortgage loans in both loan groups, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Net Mortgage Rate:	As to each mortgage loan, and at any time, the per annum rate equal to the mortgage rate of such mortgage loan less the rate at which such loan’s Expense Fee Rate accrues.
Principal and Interest Advancing:

The servicer will be obligated to make advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent deemed recoverable (as described in Prospectus Supplement).

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Accrued Certificate Interest:	For each Class of Offered Certificates, on any Distribution Date, shall equal the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance.
Interest Carry Forward Amount:

For each Class of Offered Certificates, on any Distribution Date, shall equal the sum of (i) the excess of (A) the Accrued Certificate Interest for such Class with respect to prior Distribution Dates (excluding any Basis Risk Carry Forward Amount with respect to such Class), plus any unpaid Interest Carry Forward Amount from the prior Distribution Date, over (B) the amount actually distributed to such Class with respect to interest on such prior Distribution Dates and (ii) interest on such excess at the Pass-Through Rate for such Class.

Principal Remittance Amount:

The sum of (1) all principal collected (other than payaheads) or advanced in respect of scheduled payments on the mortgage loans during the related Collection Period (less unreimbursed Advances, servicing advances and other amounts due to the servicer and the trustee to the extent allocable to principal) and the principal portion of payaheads previously received and intended for application in the related Collection Period, (2) all principal prepayments received during the related prepayment period, (3) the outstanding principal balance of each mortgage loan that was repurchased during the calendar month immediately preceding that distribution date, (4) the portion of any substitution amount paid with respect to any replaced mortgage loans during the calendar month immediately preceding that distribution date allocable to principal, (5) all net liquidation proceeds and any other recoveries (net of unreimbursed Advances, servicing advances and other expenses, to the extent allocable to principal) collected during the related Collection Period, to the extent allocable to principal, and (6) with respect to the June 2003 distribution date, the amount remaining in the Prefunding Account at the end of the Prefunding Period in respect of that loan group.

Optimal Interest Remittance Amount

For any distribution date and loan group, will be equal to the excess of (i) the product of (1) (x) the weighted average Net Mortgage Rate of the mortgage loans in the related loan group as of the first day of the related Collection Period less, with regard to loan group 1, the product of (a) the per annum rate that the bond insurer premium is calculated (as set forth in the pooling and servicing agreement) multipliedby (b) the Class Principal Balance of the Class A-1 Certificates divided by the Aggregate Loan Group 1 Collateral Balance as of the first day of the related Collection Period, divided by (y) 12 and (2) the applicable Aggregate Loan Group Collateral Balance for the immediately preceding distribution date, over (ii) any expenses that reduce the Interest Remittance Amount for that loan group which did not arise as a result of a default or delinquency of the mortgage loans and were not taken into account in computing the Expense Fee rate.

Credit Enhancement:	1. Excess cashflow (including claims on any MI policies).
2. Overcollateralization.
3. Subordination (see table below).

Class	Approximate Expected Initial Credit Enhancement*	Approximate Expected Initial Target Credit Enhancement*	Approximate Expected Final Target Credit Enhancement**
A	16.00%	17.25%	34.50%
M-1	10.00%	11.25%	22.50%
M-2	6.50%	7.75%	15.50%
M-3	5.25%	6.50%	13.00%
B-1 B-2 B-3	2.25% 1.00% 0.00%	3.50% 2.25% 1.25%	7.00% 4.50% 2.50%

* Prior to stepdown date, based on Maximum Pool Balance. ** After stepdown date, based on current pool balance.

Overcollateralization:	1. Before the Stepdown Date, the required overcollateralization amount is [2.25]% of the Maximum Pool Balance less the Class Principal Balance of the Class B-3 Certificates.

2.

On and after the Stepdown Date, the required overcollateralization amount is [4.50]% of the outstanding pool balance less the Class Principal Balance of the Class B-3 Certificates (subject to a Trigger Event).

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3. The required overcollateralization amount is subject to a floor of 0.50% of the Maximum Pool Balance.

4.

On any Distribution Date on or after the Stepdown Date, if a Trigger Event occurs or is continuing, the required overcollateralization amount will be equal to the required overcollateralization amount in effect for the Distribution Date immediately preceding such Distribution Date.

Senior Enhancement Percentage:

With respect to any Distribution Date and the senior certificates, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balance of the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates and (ii) the overcollateralization amount, in each case prior taking into account the distribution of the Principal Distribution Amount on such Distribution Date, by (y) the aggregate principal balance of the Mortgage Loans, plus amounts on deposit in the prefunding account, as of the first day of the related remittance period.

Stepdown Date:	The later to occur of (i) the Distribution Date in April 2006 and (ii) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to approximately 34.50%.
Trigger Event:	TBD
Registration:	The Offered Certificates will be available in book-entry form through DTC, Clearstream, Luxembourg and Euroclear.
Source for Calculation of One-Month LIBOR:	Telerate Page 3750.
Delinquent Loan Substitution:

If (a) any Initial Mortgage Loan, less than thirty days delinquent as of the cut-off date, fails to make its scheduled monthly payment due during the period commencing on the second day of the month preceding the month in which the cut-off date occurs and ending on the Cut-off date prior to the close of business on April 30, 2003, and (b) the aggregate of such mortgage loans (as defined in clause (a)) is less than 3% of the initial principal balance of the Initial Mortgage Loans as of the cut-off date plus the amount deposited into the prefund account as of the Closing Date, DLJ Mortgage Capital, Inc. shall be required to either repurchase or substitute such Mortgage Loans, in accordance with the terms of the pooling and servicing agreement.

Overcollateralization Commencement Date:

Either (i) the June 2003 distribution date or (ii) the May 2003 distribution date if more than 3% of the initial mortgage loans (by Aggregate Collateral Balance as of the initial cut-off date) which were less than 30 days delinquent as of the initial cut-off date fail to make their Scheduled Payment due during the period commencing on the second day of the month preceding the month in which the initial cut-off date occurs and ending on the initial cut-off date, prior to the close of business on April 30, 2003.

Group Allocation Amount:

For any distribution date on or after the Stepdown Date, the product of (a) the Senior Principal Payment Amount for that distribution date and (b) a fraction, the numerator of which is the Principal Remittance Amount derived from the related loan group and the denominator of which is the Principal Remittance Amount for both loan groups, in each case for that distribution date (as described in the prospectus supplement).

Distributions to Certificateholders:
I.	The Interest Remittance Amount from the loan groups shall be distributed on each Distribution Date as follows:

1.

From Group 2, to the Trustee, the trustee fee, if any;

2.

From Group 2, to the Bond Insurer, the policy premium amount;

3.

From Group 2, to the Loss Mitigation Advisor, the loss mitigation advisor fee;

4.

From Group 1, to the Trustee and the Bond Insurer, the Trustee fee and policy premium amount remaining unpaid from (1 & 2) above, if any;

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5. From Group 1, to the Loss Mitigation Advisor, the policy premium amount remaining unpaid from (3) above, if any;

6.

Concurrently, to the Class A Certificates, and the Class A-IO Certificates, Accrued Certificate Interest and any Interest Carry Forward Amounts for such Classes, pro rata; provided that (a) the Class A-1 Certificates receive interest from the Interest Remittance Amount of the Group 1 Loans before any interest is allocated to the Class A-1 Certificates from the Interest Remittance Amount of the Group 2 Loans and (b) interest amounts distributed to Class A-2 and Class A-IO are allocated from the Interest Remittance Amount of the Group 2 Loans prior to amounts being paid to such classes from the Interest Remittance Amount of Group 1 Loans;

7.

To the Bond Insurer, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, reimbursement for amounts paid under the certificate guarantee insurance policy;

8.

To the Class M-1 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

9.

To the Class M-2 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

10.

To the Class M-3 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

11.

To the Class B-1 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

12.

To the Class B-2 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

13.

To the Class B-3 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

14.

For application as part of monthly excess cash flow.

II.	Before the Stepdown Date or during a Trigger Event, collections of principal shall be allocated according to the following priority:
1. From Group 1, to the Class A-1 Certificates until the principal balances of such classes is reduced to zero;
2. From Group 1, to the Class A-2 Certificates until the Class Certificate principal balances have been reduced to zero;
3. From Group 2, to the Class R Certificates and then to the Class A-2 Certificates until the Class Certificate Balances have been reduced to zero;
4. From Group 2, to the Class A-1 Certificates until the Class Certificate Balances have been reduced to zero;
5. To the Bond Insurer, reimbursement for amounts paid under the certificate guarantee insurance policy to the extent not otherwise paid in Section I above;
6. Sequentially, to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and B-3 Certificates, in that order, until the respective Class Certificate Balances are reduced to zero; and
7. For application as part of monthly excess cash flow.

III.	On and after the Stepdown Date (assuming no Trigger Event is in effect), collections of principal shall be allocated according to the following priority:

1.

From the Principal Remittance Amount derived from Group 1, sequentially, first to (x) the Class A-1 Certificates and then to (y) the Class A-2 Certificates, the Group 1 Allocation Amount, until the respective Class Principal Balance is reduced to zero;

2.

From the Principal Remittance Amount derived from Group 2, sequentially, first to (x) the Class A-2   Certificates, and then to (y) the Class A-1 Certificates, the Group 2 Allocation Amount, until the respective Class Principal Balance is reduced to zero;

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3. To the Bond Insurer, reimbursement for amounts paid under the certificate guarantee insurance policy to the extent not otherwise paid in Section II above;

4.

Sequentially, to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and B-3 Certificates (until the respective class principal balances have been reduced to zero) in accordance with the Target Credit Enhancement percentages for each class; and

5. For application as part of each month’s excess cash flow.

IV.	Any amount remaining after distributions in clauses I, II and III above shall be distributed to the certificates in the following order of priority:

1.

For the first, and if the Delinquent Loan Substitution (as described on page 7) required is both greater than 0.00% and less than or equal to 3.00% of the initial principal balance of the Initial Mortgage Loans as of the Cut-off Date plus the amount deposited into the prefunding account as of the Closing Date, the second Distribution Date, 100% of the excess interest defined here in IV will be released to the Class X Certificates;

2.

(A)

Until the aggregate Class Principal Balance of the certificates equals the aggregate loan balance for such distribution date minus the targeted overcollateralization amount for such date, on each distribution date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event has occurred, to the extent of Monthly Excess Interest for such distribution date, to the certificates, in the following order of priority:

(a)

(i)

to the extent of the Monthly Excess Interest derived from loan group 1, sequentially to (x) the Class A-1 Certificates and then to (y) the Class A-2 Certificates, in that order, the Group 1 Excess Interest Amount, until the respective Class Principal Balance has been reduced to zero;

(ii)

sequentially, to (x) the Class A-2 Certificates, and then to (y) the Class A-1 Certificates, in that order, until the respective Class Principal Balance has been reduced to zero;

(b)

to the Class M-1 Certificates, until the Class Principal Balance of such class has been reduced to zero;

(c)

to the Class M-2 Certificates, until the Class Principal Balance of such class has been reduced to zero;

(d)

to the Class M-3 Certificates, until the Class Principal Balance of such class has been reduced to zero;

(e)

to the Class B-1, until the Class Principal Balance of such class has been reduced to zero;

(f)

to the Class B-2, until the Class Principal Balance of such class has been reduced to zero; and

(g)

to the Class B-3, until the Class Principal Balance of such class has been reduced to zero

(B) On each distribution date on or after the Stepdown Date and with respect to which a Trigger Event has not occurred, to fund any principal distributions required to be made on such distribution date set forth above in subclause III (previous page), after giving effect to the distribution of the Principal Payment Amount for such date, in accordance with the priorities set forth therein;

3.

To the Bond Insurer, reimbursement for amounts paid under the certificate guarantee insurance policy to the extent not otherwise paid in Section I, II and III above;

4.

To the Class M-1 Certificates, any unpaid realized loss amounts for such Class;

5. To the Class M-2 Certificates, any unpaid realized loss amounts for such Class; 6. To the Class M-3 Certificates, any unpaid realized loss amounts for such Class;

7.

To the Class B-1 Certificates, any unpaid realized loss amounts for such Class;

8.

To the Class B-2 Certificates, any unpaid realized loss amounts for such Class;

9.

To the Class B-3 Certificates, any unpaid realized loss amounts for such Class;

10.

beginning with the Overcollateralization Commencement Date, to the Class B-3 Certificates, until the Class Principal Balance of such class has been reduced to zero;

11.

To the Class A Certificates, any Basis Risk Carry Forward Amounts, for such Classes, pro rata;

12.

To the Class M-1 Certificates, any Basis Risk Carry Forward Amounts for such Class;

13.

To the Class M-2 Certificates, any Basis Risk Carry Forward Amounts for such Class;

14.

To the Class M-3 Certificates, any Basis Risk Carry Forward Amounts for such Class;

15.

To the Class B-1 Certificates, any Basis Risk Carry Forward Amounts for such Class;

16.

To the Class B-2 Certificates, any Basis Risk Carry Forward Amounts for such Class;

17.

To the Class B-3 Certificates, any Basis Risk Carry Forward Amounts for such Class;

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18.

To the Basis Risk Reserve Fund, any amounts required to be paid thereto;

19.

To the Class X Certificates, the amount distributable thereon pursuant to the pooling and                  servicing agreement; and

20.

To the Class R Certificates, any remaining amount.

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BOND SUMMARY

To Call

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To Maturity

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Collateral Net WAC – Class A-1

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Collateral Net WAC – Mezzanine & Subordinate Classes

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Breakeven CDR Table

The tables below display the Constant Default Rate (“CDR”), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown.  Calculations are run to maturity at both static and forward libor.  Other assumptions incorporated include:  (1) prepayment speed is 100% PPC, (2) 40% loss severity, (3) 12 month lag from default to loss, and (4) triggers fail (i.e., no stepdown):

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Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 3/01/03 cutoff date.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.50% and 0.50% of the Mortgage Loans, respectively.

Total Number of Loans	4,041
Total Outstanding Loan Balance	$514,041,152.32	Min	Max
Average Loan Current Balance	$127,206.42	$ 4,541.61	$ 983,554.46
Weighted Average Original LTV	80.56%*
Weighted Average Coupon	8.27%	5.14%	16.25%
Arm Weighted Average Coupon	8.18%
Fixed Weighted Average Coupon	8.66%
Weighted Average Margin	6.76%	1.50%	10.88%
Weighted Average FICO (Non-Zero)	622
Weighted Average Age (Months)	3
% First Liens	98.09%
% Second Liens	1.91%
% Arms	80.5%
% Fixed	19.5%
% of Loans with Mortgage Insurance	0.22%

*   Note, for second liens, CLTV is employed in this calculation.

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Statistical Collateral Summary – Loan Group 1

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 3/01/03 cutoff date.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.50% and 0.50% of the Mortgage Loans, respectively.

Total Number of Loans	1,767
Total Outstanding Loan Balance	$212,407,979.05	Min	Max
Average Loan Current Balance	$120,208.25	$9,978.23	$575,053.86
Weighted Average Original LTV	80.75%*
Weighted Average Coupon	8.31%	5.50%	16.25%
Arm Weighted Average Coupon	8.22%
Fixed Weighted Average Coupon	8.83%
Weighted Average Margin	6.41%	3.75%	10.88%
Weighted Average FICO (Non-Zero)	621
Weighted Average Age (Months)	3
% First Liens	98.21%
% Second Liens	1.79%
% Arms	85.3%
% Fixed	14.7%
% of Loans with Mortgage Insurance	0.32%

*   Note, for second liens, CLTV is employed in this calculation.

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